UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2006

                                    WEB2 CORP
             (Exact name of registrant as specified in its charter)

Delaware                               0-29462                    13-412764
--------                               -------                    ---------
(State of Incorporation)      (Commission File Number)          (IRS Employer
                                                             Identification No.)

                       100 West Lucerne Cirlce, Suite 600
                                Orlando, FL 32801
                                -----------------
                    (Address of Principal Executive Offices)

                                 (407) 540-0452
                                 --------------
              (Registrant's telephone number, including area code)

                         31 West Main Street, Suite 312
                         ------------------------------
                               Patchogue, NY 11772
                               -------------------
          (former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

      On October 5, 2006, we released a press release discussing the acquisition of ByIndia which is attached.

      On July 25, 2006 The company entered into an agreement to purchase ByIndia as evidence by the attached agreement.

Item 9.01

      (c)   Exhibits.

            1)    ByIndia Press Release

            2)    ByIndia Purchase Agreement

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WEB2 CORP


                                        By: /s/ William Mobley
                                            ------------------------------------
                                            William Mobley, CEO

Date: October 10, 2006


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